UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 1

Date of reporting period: November 1, 2006–October 31, 2007

Item 1: Reports to Shareholders

Vanguard® Windsor™ Fund Annual Report

October 31, 2007

>

The Windsor Fund’s Investor Shares gained 11.2% for the year ended October 31, 2007, as the fund recovered nicely from a turbulent summer. Windsor’s return put it ahead of the performance of its benchmark index and the average return among peer funds.

>	The fund achieved its strongest gains among companies benefiting from global growth, such as those related to energy, metals, mining, machinery, and food.

>

The fund’s largest sector, financials, produced a negative return for the period. Compared with its benchmark, however, the fund had significantly less exposure to this poorly performing sector, which helped keep the fund’s return a few steps ahead of the index’s.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	11.2%
Admiral™ Shares[1]	VWNEX	11.4
Russell 1000 Value Index		10.8
Average Multi-Cap Value Fund[2]		10.9

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.27	$19.52	$0.301	$1.529
Admiral Shares	65.04	65.90	1.085	5.159

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

After years of relative calm, volatility in stock and bond markets spiked during the fiscal year that ended October 31, as investors worried about economic issues including housing prices and the fallout from mounting mortgage delinquencies. Despite the turmoil—and steep declines in the fund’s returns during June and July—Vanguard Windsor Fund ended the year with gains of 11.2% for Investor Shares and 11.4% for Admiral Shares. The performance put the fund ahead of its benchmark and its peer group.

Significant contributions to the fund’s return came from energy, materials, and industrials companies with global reach—all beneficiaries of rapid development in emerging economies, most notably China. The fund continued to benefit from a large commitment to the information technology sector, which was buoyed by expanding Internet use, particularly for videos and other forms of entertainment.

Windsor’s SEC dividend yield ended the period at 1.41% for Investor Shares, compared with 1.43% a year earlier. If you hold the Windsor Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 28.

2

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific region stocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

3

between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Information technology remains fertile ground for fund’s advisors

The theme for much of the year in the stock and bond markets was an aversion to risk, as investors steered away from companies whose prices suddenly looked high, given that earnings could falter in a housing-led economic slowdown. This favored the largest growth stocks, although your fund’s managers found many strong performers that also met Windsor’s mandate to own high-quality companies that trade at prices substantially below their estimated values.

Many of the top contributors to the fund’s gains were companies whose fortunes were tied to rapid rates of growth in countries around the globe. Examples include food products company Bunge

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.31%	0.19%	1.31%

1 Fund expense ratios reflect the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

(+81%), agricultural giant Deere (+85%), aluminum manufacturer Alcoa (+40%), and glass bottle maker Owens-Illinois (+168%).

Windsor’s advisors also selected well within two of the fund’s better-performing sectors, energy and information technology. Significant weightings in communications equipment and software companies meant that information technology made by far the single biggest contribution to the fund’s performance, an unusual feat within the world of value investing. Cisco Systems, which is benefiting from the increased use of videos on the Internet, has been the fund’s top performer two years running; Microsoft again was close behind.

The fund’s worst-performing sector, and its largest, was financials, where companies are under a magnifying glass as investors seek to uncover exposure to the troubled mortgage sector. The fund also took a hit from its consumer discretionary holdings. The largest detractor was Comcast, whose subscriber growth slowed during the year. Office Depot and Circuit City were also large detractors.

For more information on the fund’s positioning during the fiscal year, see the Advisors’ Report on page 7.

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
Windsor Fund Investor Shares	8.5%
Russell 1000 Value Index	9.1
Average Multi-Cap Value Fund[1]	7.8

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

Fund’s long-term performance is steady amid market cycles

The past ten years have included the pinnacle of the dot-com boom, the bust that followed, and a period of prolonged economic expansion. Windsor investors along for the entire ride achieved an average annual return of 8.5%. This return was higher than the 7.4% gain of the broad market over the decade, as measured by the Dow Jones Wilshire 5000 Index; higher than the 7.8% average gain among peer funds; and lower than the 9.1% gain of the fund’s benchmark index.

In volatile markets, diversification and long-term perspective are key

The sharp increase in stock market volatility in recent months was a jolt to many investors. While we at Vanguard always encourage shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs, these bedrock principles are even more important during periods of market turbulence.

The Windsor Fund embodies many of these key principles. It offers diversification across holdings and investment strategies, at a low cost. Its advisors focus on attractively valued companies with long-term growth potential. In addition, many of these stocks have above-average dividend yields, which can help to provide a cushion for portfolio returns. Windsor can play a valuable role in helping you to build and maintain a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with your goals, risk tolerance, and time horizon.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 12, 2007

6

Advisors’ Report

During the 12 months ended October 31, 2007, Investor Shares of Vanguard Windsor Fund returned 11.2%, and the lower-cost Admiral Shares returned 11.4%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 2007 fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 16, 2007.

Wellington Management Company, LLP

Portfolio Manager:

David R. Fassnacht, CFA, Senior Vice President and Partner

After nine months of solid results, we ran into a market buzz saw during the final quarter of the fiscal year, resulting in disappointing relative performance. Although the subprime mortgage credit crisis was hardly a surprise, its rapid onset coupled with its depth and breadth was quite impressive. This shock to the

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	67	16,469	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			utilizing bottom-up fundamental analysis. As part of
			its long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s
			shorter-term focus.
AllianceBernstein L.P.	30	7,168	A value focus that couples rigorous fundamental
			company research with quantitative risk controls
			to capture value opportunities.
Cash Investments[1]	3	622	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

7

financial system caused a rapid flight from risk in the stock market, making valuation metrics irrelevant.

In the minds of investors today, growth is most assured from companies hitched to the emerging-markets train; hence, energy and materials were the past year’s best-performing sectors. The greatest uncertainties lie with companies dependent on the beleaguered U.S. economy; for example, firms in the financials, consumer discretionary, health care, and consumer staples sectors—the four worst-performing groups in the S&P 500 Index. Given our contrarian nature and focus on underlying value, it is these four underperforming sectors that have drawn our attention, and we see in them a growing list of very attractively valued companies.

Most of our big winners this year did benefit from strength in emerging markets; examples are Cisco Systems, Goodrich, Alcoa, Petróleo Brasileiro, Deere & Co., and Bunge. A portion of our underperformance in the later months resulted from our attempts to catch a number of “falling knives” in the consumer and financial services sectors.

Additionally, there was broad pressure on valuations of companies with perceived problems—the universe of stocks we typically traffic in—regardless of how undervalued they were to begin with.

Wall Street’s refrain regarding many of these companies has been “Yes, the stock is very cheap, but there isn’t a catalyst.” While that may be true in the near term, over the long run these very cheap stocks will be revalued upward, and we remain focused on building up the underlying value of the stocks we hold in the fund.

U.S. economic activity is clearly softening, sapped by very weak residential construction and pressure on consumers to increase savings to offset the wealth destruction that is occurring in their real estate assets. This will weigh on consumer spending for at least the next several quarters, and we anticipate that the Federal Reserve will respond with additional interest rate cuts. Although our base case is not a U.S. recession, the possibility of one occurring, particularly if the Fed is overly cautious, is growing.

We anticipate continued choppiness in the markets and challenges for contrarian value investors over the next year; nonetheless, we remain confident in the attractiveness of the underlying value of the stocks in our portfolio and the rewards that should accrue to Windsor Fund shareholders when the market pendulum swings back and valuation matters once again.

8

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA,

Chief Investment Officer and Chair of the U.S. Equity Investment Policy Group

John D. Phillips, Jr., CFA, Senior Portfolio Manager

After several years of tranquility, volatility returned with a vengeance to the global capital markets in 2007, as the worsening distress of the U.S. subprime mortgage market set off a worldwide credit crisis and raised uncertainties about economic growth. Despite successive central bank actions, confidence has remained fragile and risk premiums are higher across the world’s financial markets.

U.S. equity market volatility may remain elevated, a situation with important implications for our portfolio positioning. For the past several years, investor complacency and tight stock-valuation spreads have limited deep-value opportunities. We therefore kept the portfolio broadly diversified to ensure that our risk-taking remained commensurate with the return potential we identified. However, if valuation spreads continue to widen as they have recently, we are likely to adopt more concentrated positions in undervalued industries and companies. Our research will guide our actions as market developments unfold.

Mega-cap stocks, including such prominent names as Altria, American International Group, and IBM, remain the dominant value theme in the portfolio. These equities have underperformed smaller, more cyclical and commodity-driven companies since the market rally began in late 2002. Over the past year, however, the 50 largest S&P 500 stocks began to outperform, as their earnings growth held up while growth slowed dramatically for the next 450 companies. Even so, these mega-cap stocks continue to trade at a significant discount to their smaller counterparts, versus a historical premium.

Our research continues to identify attractive value opportunities among financial services stocks. Given that the sector makes up roughly 30% of our portion of the Windsor Fund, assessing the potential earnings impact of the recent market stress on these holdings is a top research priority. Early in the calendar year, it became evident that lax underwriting standards and weakness in home prices were leading to rising delinquencies among less credit-worthy borrowers. We closely reviewed our forecasts and made appropriately cautious assumptions, incorporating the likelihood of significantly elevated credit losses and reductions in fee income generated by mortgage and other lending activity. Our earnings estimates for most banks and insurers anticipated declining returns and

9

little-to-no earnings growth over the entire five-year forecast horizon. On this basis, the stocks appeared attractively valued.

In light of the reduced value opportunity and increased uncertainty, we did not take concentrated positions. Instead, we have positions in many different financial services firms, diversified by geography, lines of business, and potential risks. In recent months, we have made modest changes to our financials positioning, selling or trimming holdings of mortgage lenders, commercial banks, and government-sponsored enterprises and using the proceeds to further diversify our exposure to investment banks, which our research suggests were oversold amid the credit-market fallout. All told, our financials exposure remains underweighted in comparison with the Russell 1000 Value Index and overweighted in comparison with the broad market.

From our perspective as value managers, anxiety ultimately creates opportunity. It is our charge to remain unemotional in the face of this anxiety, to use our research to identify potential value opportunities, and to take on increased risk proportional to the increased opportunities we see. We will continue to make measured adjustments to portfolio exposures based on our research.

10

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	148	618	4,870
Median Market Cap	$53.3B	$55.3B	$36.8B
Price/Earnings Ratio	16.9x	14.6x	18.2x
Price/Book Ratio	2.2x	2.1x	2.9x
Yield		2.5%	1.7%
Investor Shares	1.4%
Admiral Shares	1.5%
Return on Equity	17.1%	17.9%	18.9%
Earnings Growth Rate	23.2%	20.7%	21.3%
Foreign Holdings	19.9%	0.0%	0.0%
Turnover Rate	40%	—	—
Expense Ratio		—	—
Investor Shares	0.31%
Admiral Shares	0.19%
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.5%	7.7%	10.1%
Consumer Staples	7.8	8.0	8.3
Energy	9.8	14.8	11.3
Financials	19.4	31.2	19.3
Health Care	12.8	7.1	11.7
Industrials	8.0	10.5	11.7
Information Technology	16.5	3.5	16.7
Materials	5.8	4.2	3.9
Telecommunication
Services	5.2	6.7	3.4
Utilities	1.2	6.3	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.89
Beta	1.02	1.01

Ten Largest Holdings[4] (% of total net assets)

Microsoft Corp.	systems software	3.7%
Wyeth	pharmaceuticals	3.5
Sanofi-Aventis	pharmaceuticals	3.5
Comcast Corp.	broadcasting and cable TV	3.2
Cisco Systems, Inc.	communications equipment	2.9
Sprint Nextel Corp.	wireless telecommunication services	2.9
UBS AG (New York Shares)	diversified capital markets	2.7
Bank of America Corp.	diversified financial services	2.1
ExxonMobil Corp.	integrated oil and gas	2.0
Japan Tobacco, Inc.	tobacco	1.7
Top Ten		28.2%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

11

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor Fund Investor Shares[1]	11.24%	16.02%	8.47%	$22,540
Dow Jones Wilshire 5000 Index	15.28	15.31	7.44	20,495
Russell 1000 Value Index	10.83	16.39	9.11	23,920
Average Multi-Cap Value Fund[2]	10.94	15.32	7.79	21,178

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor Fund Admiral Shares	11.38%	16.14%	9.74%	$174,082
Dow Jones Wilshire 5000 Index	15.28	15.31	9.08	167,943
Russell 1000 Value Index	10.83	16.39	10.83	184,751

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the Admiral Shares and the comparative standards is calculated since the share-class inception: November 12, 2001.

12

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	10/23/1958	15.60%	17.85%	7.76%
Admiral Shares	11/12/2001	15.71	17.97	9.75[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Return since inception.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

13

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)[1]
Consumer Discretionary (13.1%)
*	Comcast Corp. Special Class A	21,612,700	451,057
	Home Depot, Inc.	10,258,800	323,255
*[2]	R.H. Donnelley Corp.	5,882,513	322,656
*	Comcast Corp. Class A	15,322,500	322,539
*	Ford Motor Co.	35,057,700	310,962
	Virgin Media Inc.	8,391,900	185,545
*	Office Depot, Inc.	9,140,022	171,467
*	Viacom Inc. Class B	3,509,700	144,916
	McDonald’s Corp.	2,240,000	133,728
	CBS Corp.	3,215,000	92,271
*†	Buck Holdings, LP, Private Placement Shares	89,488,365	89,488
*	Toll Brothers, Inc.	3,535,000	80,987
	Clear Channel Communications, Inc.	2,034,500	76,843
2	Circuit City Stores, Inc.	8,884,800	70,456
	Time Warner, Inc.	3,785,000	69,114
	Macy’s Inc.	1,600,000	51,248
	General Motors Corp.	1,289,900	50,551
	BorgWarner, Inc.	468,800	49,556
	VF Corp.	528,836	46,077
	WABCO Holdings Inc.	900,366	45,757
	Autoliv, Inc.	600,000	37,908
	Black & Decker Corp.	394,177	35,440
	KB Home	425,000	11,747
			3,173,568
Consumer Staples (7.6%)
	Japan Tobacco, Inc.	69,175	403,197
	Unilever NV	9,090,839	295,886
	Bunge Ltd.	1,513,400	174,329
	Altria Group, Inc.	2,049,800	149,492
	Wal-Mart Stores, Inc.	2,661,400	120,322
*	Marine Harvest	106,456,000	108,678
	Safeway, Inc.	2,891,600	98,314
	The Kroger Co.	3,291,350	96,733
	Sara Lee Corp.	4,450,000	73,603
	The Procter & Gamble Co.	879,000	61,108

			Market
			Value•
		Shares	($000)
	Dean Foods Co.	2,190,900	60,841
	Avon Products, Inc.	1,292,700	52,975
*	Cosan Ltd.	3,659,800	46,479
	The Clorox Co.	600,000	37,542
	Unilever NV ADR	1,110,800	36,057
	Molson Coors Brewing Co. Class B	270,000	15,452
	Kraft Foods Inc.	51,010	1,704
			1,832,712
Energy (9.4%)
	ExxonMobil Corp.	5,269,008	484,696
	BP PLC ADR	3,625,000	282,714
	Chevron Corp.	2,818,478	257,919
	ConocoPhillips Co.	2,458,798	208,899
*	Newfield Exploration Co.	2,954,300	159,060
	Petroleo Brasileiro Series A ADR	1,668,600	138,811
	EnCana Corp.	1,958,238	136,489
	Total SA ADR	1,567,800	126,380
	Petroleo Brasileiro SA ADR	1,129,600	108,024
	Petro-Canada	1,662,900	95,833
	Arch Coal, Inc.	2,094,000	85,854
	GlobalSantaFe Corp.	958,800	77,692
	Petro-Canada	1,330,000	76,732
	Royal Dutch Shell PLC ADR Class A	350,000	30,629
			2,269,732
Financials (18.8%)
	Capital Markets (5.6%)
	UBS AG (New York Shares)	12,196,300	654,819
	Merrill Lynch & Co., Inc.	3,012,500	198,885
*	E*TRADE Financial Corp.	14,439,700	160,858
	Morgan Stanley	2,025,000	136,202
	Invesco PLC	7,087,191	108,483
	The Goldman Sachs Group, Inc.	335,000	83,053
*	Deutsche Bank AG	170,000	22,739

14

			Market
			Value•
		Shares	($000)
	Commercial Banks (0.9%)
	Commerce Bancorp, Inc.	2,567,500	104,626
	SunTrust Banks, Inc.	830,000	60,258
	Wells Fargo & Co.	1,020,000	34,690
	Wachovia Corp.	487,162	22,278

	Consumer Finance (0.9%)
	Capital One Financial Corp.	3,443,600	225,866

	Diversified Financial Services (4.6%)
	Bank of America Corp.	10,399,798	502,102
	Citigroup, Inc.	6,979,127	292,425
	JPMorgan Chase & Co.	4,903,100	230,446
	CIT Group Inc.	2,545,200	89,693

	Insurance (5.5%)
	American International Group, Inc.	6,102,700	385,202
	ACE Ltd.	4,931,100	298,874
	MetLife, Inc.	1,773,100	122,078
	PartnerRe Ltd.	1,405,600	117,016
	The Travelers Cos., Inc.	2,066,917	107,914
	XL Capital Ltd. Class A	980,000	70,511
	The Hartford Financial Services Group Inc.	566,200	54,938
	Genworth Financial Inc.	1,910,000	52,143
	The Allstate Corp.	925,000	48,470
	RenaissanceRe Holdings Ltd.	657,250	38,344
	MBIA, Inc.	550,000	23,672
	Fidelity National Financial, Inc. Class A	975,000	15,005

	Thrifts & Mortgage Finance (1.2%)
	Countrywide Financial Corp.	7,562,200	117,365
	Freddie Mac	1,650,000	86,180
	Fannie Mae	1,169,000	66,680
	Washington Mutual, Inc.	1,100,500	30,682
*	Dime Bancorp Inc.–Litigation Tracking Warrants	7,457,300	1,347
			4,563,844
Health Care (12.3%)
	Wyeth	17,609,700	856,360
	Sanofi-Aventis ADR	10,575,000	465,406
	Sanofi-Aventis	4,259,623	374,693
	Astellas Pharma Inc.	6,386,300	283,497
	Pfizer Inc.	10,255,000	252,376
	Bristol-Myers Squibb Co.	6,768,900	202,999
	Aetna Inc.	2,601,700	146,137
	Merck & Co., Inc.	1,747,300	101,798
	Covidien Ltd.	2,032,275	84,543
	McKesson Corp.	1,210,000	79,981
	AmerisourceBergen Corp.	1,359,800	64,060
	Daiichi Sankyo Co., Ltd.	1,554,400	44,204
	Johnson & Johnson	550,000	35,844
			2,991,898

			Market
			Value•
		Shares	($000)
Industrials (7.6%)
	Deere & Co.	1,947,500	301,668
	General Electric Co.	6,980,000	287,297
*	UAL Corp.	5,618,700	269,136
*[2]	Northwest Airlines Corp.	12,456,100	231,061
	Goodrich Corp.	1,817,000	126,572
*	US Airways Group Inc.	4,466,900	123,554
	American Standard Cos., Inc.	2,701,100	100,670
	Northrop Grumman Corp.	1,160,000	96,999
	Tyco International, Ltd.	2,032,275	83,669
	Ingersoll-Rand Co.	1,635,000	82,322
	SPX Corp.	564,012	57,134
	Eaton Corp.	537,800	49,790
	Parker Hannifin Corp.	322,500	25,919
*	Terex Corp.	210,000	15,586
			1,851,377
Information Technology (16.0%)
	Microsoft Corp.	24,283,300	893,868
*	Cisco Systems, Inc.	21,639,700	715,408
*[2]	Arrow Electronics, Inc.	8,795,367	351,639
*	Flextronics International Ltd.	26,161,764	322,051
	Seagate Technology	9,751,581	271,484
	QUALCOMM Inc.	6,066,500	259,222
	LM Ericsson Telephone Co. ADR Class B	6,678,900	200,701
*	Symantec Corp.	10,600,000	199,068
	Corning, Inc.	7,578,200	183,923
	International Business Machines Corp.	980,000	113,798
	Texas Instruments, Inc.	3,309,700	107,896
*	Nortel Networks Corp.	6,006,500	96,885
	Nokia Corp. ADR	1,550,000	61,566
	KLA-Tencor Corp.	620,900	32,690
	Accenture Ltd.	700,000	27,335
*	Sanmina-SCI Corp.	8,423,608	18,616
	Tyco Electronics Ltd.	425,000	15,160
			3,871,310
Materials (5.6%)
	E.I. du Pont de Nemours & Co.	7,975,500	394,867
	Rexam PLC	16,827,952	190,174
*	Owens-Illinois, Inc.	4,223,300	187,599
^	Arcelor Mittal Class A New York Registered Shares	1,640,000	131,118
*	Smurfit-Stone Container Corp.	10,678,463	129,316
	Alcoa Inc.	2,317,800	91,762
	Dow Chemical Co.	1,997,500	89,967
	Chemtura Corp.	7,697,300	71,739
	Celanese Corp. Series A	1,669,450	70,050
			1,356,592

15

			Market
			Value•
		Shares	($000)
Telecommunication Services (5.0%)
	Sprint Nextel Corp.	41,673,382	712,615
	AT&T Inc.	5,835,717	243,875
	Verizon Communications Inc.	3,170,442	146,062
	Vodafone Group PLC ADR	2,358,875	92,633
	Embarq Corp.	317,309	16,792
			1,211,977
Utilities (1.0%)
	Entergy Corp.	1,009,600	121,021
	Constellation Energy Group, Inc.	831,425	78,736
	American Electric Power Co., Inc.	1,055,300	50,876
			250,633
Exchange-Traded Funds (0.8%)
3	Vanguard Value ETF	1,689,100	120,669
3	Vanguard Total Stock Market ETF	446,000	68,376
			189,045
Total Common Stocks
(Cost $19,423,515)			23,562,688
Temporary Cash Investments (3.1%)[1]
Money Market Fund (2.0%)
4	Vanguard Market Liquidity Fund, 4.955%	469,292,210	469,292
4	Vanguard Market Liquidity Fund, 4.955%—Note G	19,593,900	19,594

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (1.1%)
	Credit Suisse First Boston LLC 4.960%, 11/1/07
	(Dated 10/31/07,Repurchase Value
	$241,033,000,collateralized by
	Federal Home Loan Mortgage Corp.
	4.500%–7.500%,6/1/19–10/1/37 and
	Federal National Mortgage Assn.
	4.000%–7.000%,10/1/17–10/1/37)	241,000	241,000

U.S. Agency Obligation (0.0%)
5	Federal Home Loan Bank
6	4.563%, 2/8/08	30,000	29,633
Total Temporary Cash Investments
(Cost $759,516)			759,519
Total Investments (100.3%)
(Cost $20,183,031)			24,322,207
Other Assets and Liabilities (–0.3%)
Other Assets—Note C			122,165
Liabilities—Note G			(185,010)
			(62,845)
Net Assets (100%)			24,259,362

16

At October 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	17,573,282
Undistributed Net Investment Income	70,835
Accumulated Net Realized Gains	2,472,948
Unrealized Appreciation
Investment Securities	4,139,176
Futures Contracts	3,012
Foreign Currencies	109
Net Assets	24,259,362

Investor Shares—Net Assets
Applicable to 742,272,004 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,489,778
Net Asset Value Per Share—
Investor Shares	$19.52

Admiral Shares—Net Assets
Applicable to 148,255,478 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,769,584
Net Asset Value Per Share—
Admiral Shares	$65.90

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

† Restricted security represents 0.4% of net assets.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 1.4%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $29,633,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt .

17

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	402,961
Interest[2]	36,903
Security Lending	4,565
Total Income	444,429
Expenses
Investment Advisory Fees—Note B
Basic Fee	29,641
Performance Adjustment	(1,519)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	26,370
Management and Administrative—Admiral Shares	6,102
Marketing and Distribution—Investor Shares	2,484
Marketing and Distribution—Admiral Shares	1,447
Custodian Fees	213
Auditing Fees	26
Shareholders’ Reports—Investor Shares	212
Shareholders’ Reports—Admiral Shares	43
Trustees’ Fees and Expenses	31
Total Expenses	65,050
Expenses Paid Indirectly—Note D	(967)
Net Expenses	64,083
Net Investment Income	380,346
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,615,470
Futures Contracts	60,378
Foreign Currencies	409
Realized Net Gain (Loss)	2,676,257
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(462,647)
Futures Contracts	(17,235)
Foreign Currencies	136
Change in Unrealized Appreciation (Depreciation)	(479,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,576,857

1 Dividends are net of foreign withholding taxes of $12,335,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $11,603,000, $19,839,000, and $275,777,000, respectively.

18

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	380,346	337,353
Realized Net Gain (Loss)	2,676,257	1,980,297
Change in Unrealized Appreciation (Depreciation)	(479,746)	1,604,186
Net Increase (Decrease) in Net Assets Resulting from Operations	2,576,857	3,921,836
Distributions
Net Investment Income
Investor Shares	(222,495)	(192,991)
Admiral Shares	(157,242)	(128,970)
Realized Capital Gain[1]
Investor Shares	(1,110,084)	(1,113,365)
Admiral Shares	(719,706)	(659,656)
Total Distributions	(2,209,527)	(2,094,982)
Capital Share Transactions—Note H
Investor Shares	119,548	147,757
Admiral Shares	645,687	730,142
Net Increase (Decrease) from Capital Share Transactions	765,235	877,899
Total Increase (Decrease)	1,132,565	2,704,753
Net Assets
Beginning of Period	23,126,797	20,422,044
End of Period[2]	24,259,362	23,126,797

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $226,319,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $70,835,000 and $69,817,000.

19

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.27	$17.81	$16.75	$15.23	$11.81
Investment Operations
Net Investment Income	.298	.277	.265[1]	.214	.17
Net Realized and Unrealized Gain (Loss)
on Investments	1.782	3.007	1.163	1.501	3.42
Total from Investment Operations	2.080	3.284	1.428	1.715	3.59
Distributions
Dividends from Net Investment Income	(.301)	(.265)	(.280)	(.195)	(.17)
Distributions from Realized Capital Gains	(1.529)	(1.559)	(.088)	—	—
Total Distributions	(1.830)	(1.824)	(.368)	(.195)	(.17)
Net Asset Value, End of Period	$19.52	$19.27	$17.81	$16.75	$15.23

Total Return[2]	11.24%	19.72%	8.54%	11.30%	30.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,490	$14,140	$12,871	$15,130	$13,733
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.36%	0.37%	0.39%	0.48%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.50%	1.47%[1]	1.32%	1.27%
Portfolio Turnover Rate	40%	38%	32%	28%	23%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.04%, 0.04%, and 0.08%.

20

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$65.04	$60.12	$56.56	$51.41	$39.88
Investment Operations
Net Investment Income	1.085	1.00	.968[1]	.787	.605
Net Realized and Unrealized Gain (Loss)
on Investments	6.019	10.15	3.896	5.082	11.537
Total from Investment Operations	7.104	11.15	4.864	5.869	12.142
Distributions
Dividends from Net Investment Income	(1.085)	(.97)	(1.007)	(.719)	(.612)
Distributions from Realized Capital Gains	(5.159)	(5.26)	(.297)	—	—
Total Distributions	(6.244)	(6.23)	(1.304)	(.719)	(.612)
Net Asset Value, End of Period	$65.90	$65.04	$60.12	$56.56	$51.41

Total Return	11.38%	19.85%	8.62%	11.46%	30.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,770	$8,987	$7,551	$4,195	$3,321
Ratio of Total Expenses to
Average Net Assets[2]	0.19%	0.25%	0.27%	0.28%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.61%	1.57%[1]	1.43%	1.36%
Portfolio Turnover Rate	40%	38%	32%	28%	23%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.04%, 0.04%, and 0.08%. See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

22

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $1,519,000 (0.01%) based on performance.

23

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $2,046,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $930,000 and custodian fees by $37,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2007, the fund realized net foreign currency gains of $409,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $180,771,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $332,043,000 of ordinary income and $2,252,691,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $20,183,031,000. Net unrealized appreciation of investment securities for tax purposes was $4,139,176,000, consisting of unrealized gains of $5,328,578,000 on securities that had risen in value since their purchase and $1,189,402,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	4,532	352,340	949
E-mini S&P MidCap 400 Index	800	72,968	1,383
S&P MidCap 400 Index	30	13,682	680

24

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2007, the fund purchased $9,497,690,000 of investment securities and sold $10,218,017,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $19,340,000, for which the fund received cash collateral of $19,594,000.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,256,372	65,122	1,159,762	64,777
Issued in Lieu of Cash Distributions	1,295,835	69,016	1,264,434	73,315
Redeemed	(2,432,659)	(125,656)	(2,276,439)	(126,975)
Net Increase (Decrease)—Investor Shares	119,548	8,482	147,757	11,117
Admiral Shares
Issued	1,108,469	16,923	1,018,466	16,817
Issued in Lieu of Cash Distributions	800,310	12,629	716,143	12,308
Redeemed	(1,263,092)	(19,470)	(1,004,467)	(16,557)
Net Increase (Decrease)—Admiral Shares	645,687	10,082	730,142	12,568

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2006		Proceeds from		Oct. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	371,949	—	147,050	—	351,639
Circuit City Stores, Inc.	NA1	163,617	2,767	1,004	70,456
Goodrich Corp.	360,819	17,280	424,432	5,836	NA2
Lear Corp.	186,399	—	233,935	—	—
Northwest Airlines Corp.	NA1	272,478	—	—	231,061
R.H. Donnelley Corp.	347,867	48,062	51,835	—	322,656
UAL Corp.	307,686	76,513	208,754	—	NA2
	1,574,720			6,840	975,812

1 At October 31, 2006, the issuer was not an affiliated company of the fund.

2 At October 31, 2007, the security is still held but the issuer is no longer an affiliated company of the fund.

25

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund's financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,994,311,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $379,737,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 48.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.24%	16.02%	8.47%
Returns After Taxes on Distributions	9.74	15.12	6.52
Returns After Taxes on Distributions and Sale of Fund Shares	9.17	13.91	6.39

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.18	$1.57
Admiral Shares	1,000.00	1,010.95	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.58
Admiral Shares	1,000.00	1,024.35	0.87

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122007

Vanguard® Windsor™ II Fund
Annual Report

October 31, 2007

>	For the fiscal year ended October 31, 2007, Windsor II’s Investor Shares returned 14.6% and the Admiral Shares returned 14.7%, outperforming both the fund’s benchmark and peer-group average.

>	More than half of the fund’s total return came from three sectors: energy, consumer staples, and industrials.

>	Windsor II’s advisors added value to its Russell 1000 Value Index benchmark in seven out of ten sectors, most notably in financials, consumer staples, and information technology.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	14.6%
Admiral™ Shares[1]	VWNAX	14.7
Russell 1000 Value Index		10.8
Average Large-Cap Value Fund[2]		12.2

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$35.14	$37.84	$0.790	$1.458
Admiral Shares	62.41	67.18	1.481	2.588

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2007, the Investor Shares of Vanguard Windsor II Fund returned 14.6% and the lower-cost Admiral Shares returned 14.7%. The fund outperformed its benchmark and the average return for its peer funds.

Slightly more than half of the fund’s total return came from the energy, consumer staples, and industrials sectors, which were also among the market’s strongest performers. The advisors’ sector positioning and stock picking added value relative to the benchmark in seven out of ten sectors, a notable accomplishment in an overall robust market.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific region stocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit markets rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the

Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Focus on value drives superior returns

Vanguard Windsor II Fund delivered an impressive 14.6% return for Investor Shares in fiscal year 2007. The advisors’ focus on underappreciated and deeply

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

discounted stocks served investors well, even though growth stocks surged ahead of value stocks.

The fund notched significant gains in most sectors, led by energy; consumer staples such as tobacco and beverage companies; and industrials conglomerates such as Honeywell, General Electric, and Illinois Tool Works. In energy, two of the fund’s largest holdings, ConocoPhillips and Occidental Petroleum, were also among its top performers; however, the portfolio’s relatively light commitment to energy stocks put a brake on performance, as the sector was the market’s best performer.

By contrast, the fund’s below-benchmark exposure to financials spared the portfolio some damage as banks, brokerage firms, and mortgage companies lost ground in the wake of the mortgage meltdown and weak housing market. This is a reversal from recent years, when the fund’s below-benchmark weighting led it to miss some gains among real estate investment trusts and investment banks. The advisors’ stock selection among financials also significantly boosted relative performance. For example, Manulife Financial, a Canadian-based financial services company, was one of the fund’s top contributors.

The fund’s superior relative performance also reflected astute stock selection in consumer staples, such as Altria Group and Kraft Foods, and information technology, including Hewlett-Packard and Microsoft. The selective addition of international stocks further enhanced performance, although the fund typically does not make significant international

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.33%	0.23%	1.35%

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
Windsor II Fund Investor Shares	8.9%
Russell 1000 Value Index	9.1
Average Large-Cap Value Fund[2]	7.7
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund expense ratios reflect the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Derived from data provided by Lipper Inc. investments. For example, Imperial Tobacco Group, Hanson (a London-based building materials company), Nokia, and Diageo (London-based beverage brands) joined Manulife among the fund’s major performers.

Please note: In January 2007, Lazard Asset Management LLC joined Windsor II’s team of advisors. The five managers responsible for Windsor II (see the table on page 6) have been assembled to represent different, yet complementary, investment strategies that we believe will continue to provide competitive long-term performance.

For more details on the fund’s positioning and performance during the year, please see the Advisor’s Report, which begins on page 6.

Over time, your fund has continued to outpace its peer group

If you had invested $10,000 in the Investor Shares of Windsor II Fund ten years ago, your initial investment would have grown to $23,503 by October 31, 2007—an average annual return of 8.9%. Equal hypothetical investments in the Russell 1000 Value Index and the average large-cap value fund would have grown to $23,920 and $20,904, respectively, during the period. Your fund’s ten-year average annual return slightly trailed that of its unmanaged benchmark index (which bears no expenses), but was more than a full percentage point ahead of the average yearly return of the fund’s competitors.

In volatile markets, diversification and a long-term view are key

The sharp increase in stock market volatility in recent months was a jolt to many investors. Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs—bedrock principles that are even more important during periods of market turbulence.

The Windsor II Fund embodies many of these key principles. It offers diversification across managers, holdings, and active investment strategies, at a low cost. Its advisors adhere to a core focus on attractively valued companies with seemingly attractive long-term growth potential. In addition, many of these stocks have above-average dividend yields, which can provide a cushion for portfolio returns. Windsor II can play a valuable role in helping you build and maintain a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with your goals, risk tolerance, and time horizon.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 12, 2007

Advisors’ Report

During the fiscal year ended October 31, 2007, the Investor Shares of Vanguard Windsor II Fund returned 14.6%, while the lower-cost Admiral Shares returned 14.7%. This performance reflects the combined efforts of your fund’s five independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the fiscal year and how portfolio positioning reflects this assessment. These comments were prepared on November 16, 2007.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

It is curious that financial businesses are in such disarray and yet the equity market is near record levels. Historically high

Vanguard Windsor II Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	60	32,467	Conducts fundamental research on individual
Strauss, Inc.			stocks exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the
			broad market average and dividend yields above
			the broad market average.
Lazard Asset Management LLC	15	7,980	Employs a relative-value approach that seeks a
			combination of attractive valuation and high
			financial productivity. The process is research-
			driven, relying upon bottom-up stock analysis
			performed by the firm’s global sector analysts.
Vanguard Quantitative Equity Group	14	7,665	Employs a quantitative fundamental management
			approach, using models that assess valuation,
			market sentiment, and earnings quality of
			companies versus their peers.
Hotchkis and Wiley Capital	5	2,634	Uses a disciplined investment approach, focusing
Management, LLC			on such investment parameters as a company’s
			tangible assets, sustainable cash flow, and
			potential for improving business performance.
Armstrong Shaw Associates Inc.	4	2,055	Uses a bottom-up approach, employing
			fundamental and qualitative criteria to identify
			individual companies for potential investment.
Cash Investments[1]	2	1,271	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

profit margins in industrial and commodity companies, along with what to us seems ample liquidity provided by the Federal Reserve Board, seem to override most concerns about an economic slowdown. The housing bubble is being burst, but not just because of credit constraints. We are beginning to find that the game of subprime-mortgage pools has lots of “Old Maids.” The banking system is desperately seeking the liquidity to escape ill-fated investments, but at prices near original cost to try to minimize losses.

Our portfolio’s lack of energy investments, based on an expectation of an increase in supply, penalized performance during the fiscal year, as did our low weighting in information technology (a high-price/ earnings, low-yield sector).

Could the subprime-mortgage crisis and the assault on the dollar cause a recession? Yes, but given reasonable inflation, a decline in commodity prices, and respectable earnings in 2008, we expect good relative performance. We have limited exposure to the vulnerable parts of the market.

While remaining true to the value investment style, we plan to keep the portfolio concentrated in those market groups able to put up good earnings performance. The portfolio’s overriding characteristics will continue to be low price/earnings ratios, low price/book ratios, and reasonable current dividend yield.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Turmoil in the credit markets triggered significant volatility in equities during recent months, with stocks falling sharply in the third quarter before rebounding to record levels. After an extended period of easily available credit, increasing defaults among borrowers with subprime U.S. mortgages have led to a sharp rise in the credit spreads above Treasuries.

Financial stocks have been among the worst performers because of uncertainty about the magnitude of their investment losses and the impact of higher costs for short-term financing. Consumer discretionary stocks were also weak, a result of investors’ concern that consumer spending would be hurt by the decline in housing prices. Conversely, more cyclical areas of the market, such as materials, energy, industrials, and information technology, outperformed.

Over the 12 months ended October 31, our portfolio’s performance was aided by stock selection in consumer staples, where shares of Constellation Brands, CVS Caremark, and Coca-Cola Enterprises performed well. In the information technology sector, many of our larger-capitalization holdings, such as Microsoft, IBM, EMC, and Intel, provided a boost as they continued to generate remarkable levels of free cash flow.

In the consumer discretionary sector, holdings such as Liz Claiborne, Foot Locker, and J.C. Penney declined, hurt by the widespread worries about consumer spending. Stock selection in health care also detracted from returns, as shares of Sepracor fell.

Vanguard Quantitative Equity Group

Portfolio Manager: James D. Troyer, Principal

Our process begins by evaluating each stock in the benchmark index relative to its peers based on our model’s three component measures: valuation, market sentiment, and earnings quality. From the most attractive stocks identified by the model, we construct a portfolio that matches the benchmark’s exposure to industry, market capitalization, and other risk factors. Relative to the benchmark, the stocks in our portfolio generally have a lower P/E ratio, a slightly higher return on equity, and a similar dividend yield. We attempt to add value by taking many small positions across several hundred stocks, without tilting toward specific industries or seeking to time changes in market leadership.

During the fiscal year ended October 31, energy and materials were the best-performing sectors in the benchmark. Within the energy group, our best stock was Tesoro Petroleum, which returned 90% for the year. Offsetting that, our position in Cimarex Energy gained only 1%. In materials, United States Steel rose 61% for the year, but Nucor returned –6%. The index’s financials sector suffered a –5% decline for the fiscal period; our model performed well in that sector, preferring Bank of New York Mellon while underweighting Citigroup.

Across the portfolio, our model was modestly successful for the fiscal year. Among the model’s three components, our value indicator had a slightly negative impact, while our sentiment and earnings-quality indicators were slightly positive. Over the long run, our process has demonstrated its ability to add value. We believe that our combination of reasonable valuations, high earnings quality, market acceptance, and disciplined risk control will continue to create an effective portfolio for the Windsor II Fund.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers: George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

The past 12 months were an unusually challenging period for us, with very disappointing results. Our portfolio exposures are a result of a rigorous, bottom-up review of individual stocks. We make a long-term assessment of what the underlying companies should produce in earnings and cash flow over several years, and we evaluate the price that the market is asking for the stock.

Often, the stocks that we find most attractive are struggling with current earnings, and the sentiment surrounding them can be negative. On the other hand, we typically become suspicious of companies and industries that are performing particularly well at the moment, finding it hard to believe that high returns are sustainable indefinitely. Over the long term, economic principles support this value-oriented approach. However, over shorter periods, sentiment and momentum can overwhelm the core tendencies.

The third calendar quarter of 2007 was one of the strongest price-momentum periods since the 1950s (the 1999 tech bubble still holds the record). Stocks that were performing well at the start of the quarter continued to climb higher, and the laggards trailed farther. With respect to valuation, the highest price/book quintile of large-cap stocks outperformed the lowest quintile by more than 20%. Our portfolio naturally underperforms in such an environment.

The recent period has seemed to be a tale of two markets. Money has been funneling into two general areas. First, there are the hot dots on the technological edge (think Apple, Google, and Amazon.com). Then, more thematically, there are the companies and industries associated with global growth (think China and India), which have been attracting capital. Commodities, including energy, and global industrials have performed particularly well. Conversely, money is fleeing from companies exposed to the U.S. consumer and, more recently, to the mortgage and credit markets. The homebuilding, retailing, and banking industries are under duress and have created market dislocations. In an effort to raise liquidity, other areas have been sold down. For instance, we have recently been finding value in large pharmaceuticals.

Our commitment to value investing is unwavering. In times of stress, it is critical to continually evaluate financial strength. Companies must be strong enough to survive big storms and make it to the other side of tough business cycles. In our opinion, the portfolio is currently positioned in companies that will survive and indeed thrive again. The upside to current valuations is particularly exciting.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and Chief Investment Officer

During the past 12 months, the overall market displayed surprising resilience, delivering double-digit returns despite the severe U.S. housing slump, the related credit-market turmoil, and the concerns about consumers’ financial health. These problems are real and, with no easy solutions, market volatility will be with us for a while.

Our portfolio’s strongest returns have been in utilities and energy, both up more than 40%, and in consumer staples, up 27%. On the other hand, our consumer discretionary investments hurt performance, returning –11%. In this sector, both our stock selection and our relative overweighting, particularly in cable stocks, were negative factors. Financials were the next-weakest sector in the portfolio, down nearly –8%, but fortunately we were underweighted in the group relative to the benchmark index.

We have taken advantage of the turbulent markets to upgrade the quality of the portfolio and to alter our sector weightings. On one hand, we have positioned ourselves more defensively by purchasing shares of less economically sensitive companies, such as Kraft, Procter & Gamble, and Johnson & Johnson. At the same time, we have increased our emphasis on multinational companies that are poised to benefit from the weaker dollar and the faster-growing economies of the emerging markets and Europe. Nearly 70% of our holdings either have a multinational flavor (deriving above 40% of their revenues from outside the United States) or display defensive characteristics to brace against domestic economic weakness. Finally, given the uncertainty surrounding the fallout from the subprime mortgage crisis, we have reduced our exposure to financials.

With large-cap stocks trading at an attractive price/earnings multiple relative to historical levels and to other market-cap segments, we believe that our portfolio is set up to benefit from a market rotation into larger-cap multinational companies with significant overseas earnings and revenue streams that are more diverse.

Fund Profile

As of October 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	275	618	4,870
Median Market Cap	$55.3B	$55.3B	$36.8B
Price/Earnings Ratio	15.3x	14.6x	18.2x
Price/Book Ratio	2.4x	2.1x	2.9x
Yield		2.5%	1.7%
Investor Shares	2.2%
Admiral Shares	2.3%
Return on Equity	19.8%	17.9%	18.9%
Earnings Growth Rate	18.0%	20.7%	21.3%
Foreign Holdings	7.0%	0.0%	0.0%
Turnover Rate	51%	—	—
Expense Ratio		—	—
Investor Shares	0.33%
Admiral Shares	0.23%
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.3%	7.7%	10.1%
Consumer Staples	11.2	8.0	8.3
Energy	10.5	14.8	11.3
Financials	24.5	31.2	19.3
Health Care	12.1	7.1	11.7
Industrials	9.9	10.5	11.7
Information Technology	8.3	3.5	16.7
Materials	2.9	4.2	3.9
Telecommunication Services	5.7	6.7	3.4
Utilities	6.6	6.3	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.78
Beta	0.90	0.80

Ten Largest Holdings[4](% of total net assets)

Bank of America Corp.	diversified
	financial services	2.6%
Altria Group, Inc.	tobacco	2.6
Occidental Petroleum Corp.	integrated
	oil and gas	2.6
Imperial Tobacco Group
ADR	tobacco	2.6
Verizon	integrated
Communications Inc.	telecommunication
	services	2.5
AT&T Inc.	integrated
	telecommunication
	services	2.5
ConocoPhillips Co.	integrated
	oil and gas	2.4
Pfizer Inc.	pharmaceuticals	2.2
JPMorgan Chase & Co.	diversified
	financial services	2.2
Bristol-Myers Squibb Co.	pharmaceuticals	2.2
Top Ten		24.4%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor II Fund Investor Shares[1]	14.62%	16.67%	8.92%	$23,503
Dow Jones Wilshire 5000 Index	15.28	15.31	7.44	20,495
Russell 1000 Value Index	10.83	16.39	9.11	23,920
Average Large-Cap Value Fund[2]	12.21	14.32	7.65	20,904

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor II Fund Admiral Shares	14.71%	16.80%	8.27%	$167,203
Dow Jones Wilshire 5000 Index	15.28	15.31	6.59	151,108
Russell 1000 Value Index	10.83	16.39	8.40	168,411

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	6/24/1985	16.02%	17.49%	8.55%
Admiral Shares	5/14/2001	16.12	17.62	8.21[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Return since inception.

Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Consumer Discretionary (8.0%)
	Carnival Corp.	17,870,300	857,417
2	Sherwin-Williams Co.	8,633,900	551,879
2	Wyndham
	Worldwide Corp.	16,764,274	550,371
2	Service Corp.
	International	26,080,100	377,379
	Time Warner, Inc.	14,476,599	264,343
*	Comcast Corp. Special
	Class A	11,604,740	242,191
*	R.H. Donnelley Corp.	2,411,000	132,243
	Liz Claiborne, Inc.	4,312,683	122,782
	Idearc Inc.	4,247,007	114,584
	News Corp., Class A	4,791,000	103,821
	Centex Corp.	4,000,700	100,258
	J.C. Penney Co., Inc.
	(Holding Co.)	1,694,800	95,316
	Foot Locker, Inc.	5,697,600	84,837
	The Stanley Works	1,376,500	79,218
	Home Depot, Inc.	2,414,729	76,088
	Lowe’s Cos., Inc.	2,359,900	63,458
	McDonald’s Corp.	968,106	57,796
	The Gap, Inc.	2,917,600	55,143
*	Interpublic Group of
	Cos., Inc.	5,080,300	52,581
	Pulte Homes, Inc.	3,179,100	47,178
	D. R. Horton, Inc.	3,522,200	44,697
	CBS Corp.	1,441,783	41,379
	Lennar Corp. Class A	1,389,200	31,743
*	Mohawk Industries, Inc.	343,500	29,314
	Whirlpool Corp.	334,900	26,517
	Brinker International, Inc.	975,800	24,776
	Leggett & Platt, Inc.	1,088,180	21,143
	VF Corp.	203,500	17,731
	General Motors Corp.	449,767	17,626
	Autoliv, Inc.	269,532	17,029
	RadioShack Corp.	823,100	16,972
	Limited Brands, Inc.	381,800	8,403

			Market
			Value•
		Shares	($000)
	Darden Restaurants Inc.	45,500	1,957
	Washington Post Co.
	Class B	1,400	1,189
	Family Dollar Stores, Inc.	5,600	142
	Regal Entertainment Group
	Class A	5,300	120
*	Liberty Media Corp.-Capital
	Series A	500	62
*	AutoNation, Inc.	1,300	23
			4,329,706
Consumer Staples (10.8%)
	Altria Group, Inc.	19,391,099	1,414,193
	Imperial Tobacco Group
	ADR	13,840,000	1,406,698
	Kraft Foods Inc.	27,862,232	930,877
	Diageo PLC ADR	7,768,500	712,760
	Wal-Mart Stores, Inc.	5,057,100	228,631
	CVS/Caremark Corp.	5,366,700	223,577
	Kimberly-Clark Corp.	2,968,877	210,464
	Coca-Cola Enterprises, Inc.	6,469,760	166,985
	Reynolds American Inc.	1,995,200	128,551
	The Coca-Cola Co.	1,414,699	87,372
*	Smithfield Foods, Inc.	3,027,400	86,796
	The Procter & Gamble Co.	847,100	58,890
	General Mills, Inc.	751,085	43,360
	Molson Coors Brewing Co.
	Class B	603,700	34,550
	Safeway, Inc.	822,300	27,958
	Tyson Foods, Inc.	1,568,400	24,781
	The Kroger Co.	823,900	24,215
*	Constellation Brands, Inc.
	Class A	872,800	21,925
	Carolina Group	112,700	9,667
	PepsiAmericas, Inc.	243,002	8,680
			5,850,930
Energy (10.0%)
	Occidental
	Petroleum Corp.	20,465,900	1,413,170
	ConocoPhillips Co.	15,195,857	1,291,040

			Market
			Value•
		Shares	($000)
	Spectra Energy Corp.	31,337,100	814,138
	ExxonMobil Corp.	5,964,894	548,711
	Chevron Corp.	4,338,729	397,037
	Hess Corp.	2,026,400	145,111
2	Massey Energy Co.	4,306,300	136,424
	Arch Coal, Inc.	2,373,200	97,301
	Devon Energy Corp.	981,352	91,658
	Valero Energy Corp.	1,289,000	90,784
	BJ Services Co.	3,498,800	88,135
	Royal Dutch Shell PLC ADR
	Class B	675,800	58,964
	Marathon Oil Corp.	874,200	51,691
	Baker Hughes, Inc.	465,000	40,325
	Noble Energy, Inc.	523,500	40,069
	Apache Corp.	260,770	27,071
	Sunoco, Inc.	357,800	26,334
	Anadarko Petroleum Corp.	348,500	20,568
	El Paso Corp.	741,500	13,095
	Chesapeake Energy Corp.	249,100	9,834
	Murphy Oil Corp.	123,000	9,056
	Tesoro Corp.	144,500	8,747
	Cimarex Energy Co.	800	32
			5,419,295
Financials (23.7%)
	Capital Markets (3.3%)
2	Bear Stearns Co., Inc.	8,358,352	949,509
	Bank of New York
	Mellon Corp.	6,683,410	326,485
	Merrill Lynch & Co., Inc.	3,981,300	262,845
	Lehman Brothers
	Holdings, Inc.	979,000	62,010
	Morgan Stanley	890,685	59,907
	The Goldman Sachs
	Group, Inc.	169,100	41,923
	Ameriprise Financial, Inc.	605,792	38,153
	American Capital
	Strategies, Ltd.	715,500	31,060
	Janus Capital Group Inc.	797,100	27,508

	Commercial Banks (2.5%)
	Wells Fargo & Co.	21,467,023	730,093
	Wachovia Corp.	4,095,940	187,307
	U.S. Bancorp	2,079,622	68,960
	Huntington Bancshares Inc.	3,582,600	64,164
	Comerica, Inc.	1,064,894	49,709
	KeyCorp	1,571,228	44,701
	UnionBanCal Corp.	683,989	36,942
	National City Corp.	1,450,900	35,184
	SunTrust Banks, Inc.	460,300	33,418
	BB&T Corp.	761,240	28,143
	Colonial BancGroup, Inc.	1,248,479	23,946
	PNC Financial
	Services Group	255,500	18,437

			Market
			Value•
		Shares	($000)
	Commerce
	Bancshares, Inc.	225,450	10,634
	Fifth Third Bancorp	328,699	10,282
	M & T Bank Corp.	51,500	5,123

	Consumer Finance (2.6%)
2	SLM Corp.	21,180,600	998,877
	Capital One Financial Corp.	5,131,220	336,557
	American Express Co.	881,710	53,740
	Discover Financial Services	1,175,800	22,693

	Diversified Financial Services (7.0%)
	Bank of America Corp.	29,566,541	1,427,473
	JPMorgan Chase & Co.	25,344,623	1,191,197
	Citigroup, Inc.	27,989,141	1,172,745

	Insurance (6.6%)
	Manulife Financial Corp.	24,406,830	1,132,233
2	XL Capital Ltd. Class A	13,065,800	940,084
	American International
	Group, Inc.	5,517,200	348,246
	The Allstate Corp.	6,481,201	339,615
	The Travelers Cos., Inc.	2,375,000	123,999
	MetLife, Inc.	1,621,100	111,613
	Marsh &
	McLennan Cos., Inc.	3,947,345	102,197
	PartnerRe Ltd.	859,100	71,520
	Genworth Financial Inc.	2,529,800	69,064
	Unum Group	2,075,800	48,449
	The Hartford Financial
	Services Group Inc.	392,849	38,118
	Everest Re Group, Ltd.	293,900	31,312
	The Chubb Corp.	574,804	30,666
	Loews Corp.	613,200	30,102
	Safeco Corp.	474,388	27,467
*	Arch Capital Group Ltd.	365,843	27,354
	Nationwide Financial
	Services, Inc.	489,000	26,235
	RenaissanceRe
	Holdings Ltd.	438,000	25,553
	Cincinnati Financial Corp.	619,216	24,632
*	Conseco, Inc.	1,515,500	23,930
	Axis Capital Holdings Ltd.	432,600	17,192
	Prudential Financial, Inc.	166,300	16,085
	ACE Ltd.	91,500	5,546

	Real Estate Investment Trusts (0.6%)
	CBL & Associates
	Properties, Inc. REIT	2,396,100	79,335
	Public Storage, Inc. REIT	706,300	57,189
	Simon Property Group, Inc.
	REIT	229,600	23,904
	Vornado Realty Trust REIT	162,000	18,099
	HCP, Inc. REIT	469,600	15,985

			Market
			Value•
		Shares	($000)
	SL Green Realty Corp.
	REIT	126,804	15,300
	The Macerich Co. REIT	166,900	14,305
	Ventas, Inc. REIT	316,100	13,558
	Apartment Investment &
	Management Co.
	Class A REIT	276,300	12,912
	Federal Realty
	Investment Trust REIT	143,700	12,677
	Host Hotels &
	Resorts Inc. REIT	561,799	12,449
	Hospitality Properties Trust
	REIT	291,000	11,524
	Camden Property Trust
	REIT	179,900	11,217
	Equity Residential REIT	118,800	4,963
	Avalonbay
	Communities, Inc. REIT	19,000	2,330
	Kimco Realty Corp. REIT	50,600	2,101
	Plum Creek Timber Co. Inc.
	REIT	33,600	1,501
	Boston Properties, Inc.
	REIT	7,123	772
	CapitalSource Inc. REIT	8,200	149

	Real Estate Management & Development (0.1%)
	^The St. Joe Co.	946,300	32,042
	Forest City Enterprise
	Class A	156,970	8,935

	Thrifts & Mortgage Finance (1.0%)
	Washington Mutual, Inc.	11,821,895	329,594
	Freddie Mac	1,887,900	98,605
	Fannie Mae	1,149,700	65,579
	Sovereign Bancorp, Inc.	1,784,100	25,745
	Countrywide Financial Corp.	220,628	3,424
	^Radian Group, Inc.	85,000	1,070
			12,836,201
Health Care (11.7%)
	Pfizer Inc.	48,541,900	1,194,616
	Bristol-Myers Squibb Co.	39,199,700	1,175,599
	Wyeth	19,509,900	948,766
*	WellPoint Inc.	9,214,800	730,089
	Baxter International, Inc.	11,082,900	665,085
	Quest Diagnostics, Inc.	6,746,800	358,795
	Johnson & Johnson	5,139,520	334,943
	Merck & Co., Inc.	2,404,100	140,063
	Eli Lilly & Co.	2,193,900	118,800
*	Boston Scientific Corp.	8,200,000	113,734
*	Barr Pharmaceuticals Inc.	1,789,200	102,557
	Abbott Laboratories	1,871,600	102,227
	Covidien Ltd.	2,218,125	92,274
	UnitedHealth Group Inc.	1,317,000	64,731
*	Sepracor Inc.	1,530,763	42,157

			Market
			Value•
		Shares	($000)
	AstraZeneca Group
	PLC ADR	777,700	38,185
	CIGNA Corp.	555,200	29,142
*	Biogen Idec Inc.	305,600	22,749
	AmerisourceBergen Corp.	477,500	22,495
*	King Pharmaceuticals, Inc.	1,943,800	20,604
*	Watson
	Pharmaceuticals, Inc.	183,000	5,592
			6,323,203
Industrials (9.4%)
	Honeywell
	International Inc.	15,880,888	959,364
	General Electric Co.	22,328,600	919,045
	Illinois Tool Works, Inc.	16,025,700	917,632
2	Cooper Industries, Inc.
	Class A	11,257,600	589,786
	ITT Industries, Inc.	8,563,000	573,036
	United Technologies Corp.	2,042,400	156,427
	Tyco International, Ltd.	3,053,475	125,712
	Pitney Bowes, Inc.	3,000,000	120,120
	Textron, Inc.	1,642,010	113,644
	Northrop Grumman Corp.	1,163,721	97,310
	Masco Corp.	3,099,500	74,636
	United Parcel Service, Inc.	806,180	60,544
*^USG Corp.		1,424,700	56,632
	Union Pacific Corp.	337,499	43,213
	Parker Hannifin Corp.	498,550	40,068
	R.R. Donnelley & Sons Co.	852,250	34,337
	SPX Corp.	318,500	32,264
	Raytheon Co.	434,000	27,607
	Embraer-Empresa Brasileira
	de Aeronautica SA ADR	540,600	26,365
	Ingersoll-Rand Co.	475,100	23,921
	Deere & Co.	135,900	21,051
	PACCAR, Inc.	370,545	20,587
	Flowserve Corp.	253,300	20,001
	Manpower Inc.	263,600	19,701
	Emerson Electric Co.	256,000	13,381
	CSX Corp.	156,900	7,024
*	UAL Corp.	108,000	5,173
*	Allied Waste Industries, Inc.	5,462	69
	Waste Management, Inc.	1,700	62
			5,098,712
Information Technology (7.8%)
	International Business
	Machines Corp.	9,628,000	1,118,003
	Hewlett-Packard Co.	13,040,672	673,942
	Microsoft Corp.	15,384,400	566,300
	Nokia Corp. ADR	5,711,900	226,877
	Intel Corp.	7,421,600	199,641
*	Oracle Corp.	8,746,160	193,902
*	Cisco Systems, Inc.	5,103,300	168,715
	CA, Inc.	5,351,728	141,553

			Market
			Value•
		Shares	($000)
*	Flextronics
	International Ltd.	10,692,340	131,623
	Motorola, Inc.	6,627,600	124,533
	Electronic Data
	Systems Corp.	5,289,200	114,194
	Tyco Electronics Ltd.	3,171,775	113,137
*	Yahoo! Inc.	3,631,900	112,952
*	Dell Inc.	3,175,500	97,170
*	Sun Microsystems, Inc.	14,496,200	82,773
*	Symantec Corp.	3,929,300	73,792
*	Computer Sciences Corp.	598,300	34,935
	Seagate Technology	525,700	14,635
	Intersil Corp.	403,400	12,239
*	Novellus Systems, Inc.	180,499	5,128
*	Vishay Intertechnology, Inc.	353,500	4,451
	Fidelity National
	Information Services, Inc.	25,000	1,153
*	Xerox Corp.	56,800	991
			4,212,639
Materials (2.8%)
	E.I. du Pont de
	Nemours & Co.	14,281,600	707,082
	Dow Chemical Co.	3,469,500	156,266
	Newmont Mining Corp.
	(Holding Co.)	2,571,400	130,781
	Alcoa Inc.	2,672,600	105,808
	Louisiana-Pacific Corp.	4,800,951	79,024
	Ball Corp.	1,410,631	69,939
*	Cemex SAB de CV ADR	1,554,943	47,690
	International Paper Co.	1,097,000	40,545
	United States Steel Corp.	362,700	39,135
	Air Products &
	Chemicals, Inc.	389,500	38,113
	Celanese Corp. Series A	784,900	32,934
	Eastman Chemical Co.	444,900	29,626
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	224,700	26,443
	Steel Dynamics, Inc.	83,000	4,417
			1,507,803
Telecommunication Services (5.5%)
	Verizon
	Communications Inc.	29,884,154	1,376,763
	AT&T Inc.	31,745,275	1,326,635
	Sprint Nextel Corp.	12,069,300	206,385
*	Windstream Corp.	1,740,347	23,408
	Alltel Corp.	254,406	18,101
	Embarq Corp.	124,100	6,567
			2,957,859
Utilities (6.4%)
	Exelon Corp.	10,539,825	872,487
	Entergy Corp.	5,739,300	687,970
	Dominion Resources, Inc.	6,643,420	608,737

			Market
			Value•
		Shares	($000)
	Duke Energy Corp.	28,808,300	552,255
2	CenterPoint Energy Inc.	18,711,100	313,598
	FirstEnergy Corp.	679,300	47,347
	PPL Corp.	882,000	45,599
	Edison International	751,200	43,637
	Sempra Energy	668,100	41,095
	Consolidated Edison Inc.	779,600	36,711
	Progress Energy, Inc.	756,600	36,317
	FPL Group, Inc.	465,400	31,843
	Public Service
	Enterprise Group, Inc.	249,200	23,824
	Southern Co.	581,509	21,318
*	SCANA Corp.	475,500	19,301
	Alliant Energy Corp.	422,500	16,900
	Northeast Utilities	504,900	15,566
	PG&E Corp.	310,200	15,178
*	Mirant Corp.	242,000	10,251
*	Pepco Holdings, Inc.	9,100	259
			3,440,193
Exchange-Traded Funds (1.2%)
3	Vanguard Total Stock
	Market ETF	3,098,900	475,092
3	Vanguard Value ETF	2,511,200	179,400
			654,492
Total Common Stocks
(Cost $39,592,213)			52,631,033
Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.9%)
4	Vanguard Market Liquidity
	Fund, 4.955%	1,509,160,468	1,509,160
4	Vanguard Market Liquidity
	Fund, 4.955%—Note G	48,809,900	48,810
			1,557,970

		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
5	Federal Home Loan Bank
6	5.144%, 1/22/08	20,000	19,795
6	4.511%, 1/23/08	2,000	1,979
6	4.563%, 2/8/08	38,700	38,226
			60,000
Total Temporary Cash Investments
(Cost $1,617,942)			1,617,970
Total Investments (100.3%)
(Cost $41,210,155)			54,249,003
Other Assets and Liabilities—
Net (–0.3%)			(177,380)
Net Assets (100%)			54,071,623

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	54,249,003
Receivables for Investment
Securities Sold	86,141
Receivables for Capital Shares Issued	26,947
Other Assets—Note C	79,281
Total Assets	54,441,372
Liabilities
Payables for Investment
Securities Purchased	176,625
Security Lending Collateral
Payable to Brokers—Note G	48,810
Payables for Capital Shares Redeemed	55,612
Other Liabilities	88,702
Total Liabilities	369,749
Net Assets (100%)	54,071,623

At October 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	35,797,321
Undistributed Net Investment Income	325,087
Accumulated Net Realized Gains	4,885,096
Unrealized Appreciation
Investment Securities	13,038,848
Futures Contracts	25,271
Net Assets	54,071,623

Investor Shares—Net Assets
Applicable to 893,804,383 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,821,201
Net Asset Value Per Share—
Investor Shares	$37.84

Admiral Shares—Net Assets
Applicable to 301,414,389 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,250,422
Net Asset Value Per Share—
Admiral Shares	$67.18

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $60,000,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	1,192,818
Interest[2]	97,102
Security Lending	4,982
Total Income	1,294,902
Expenses
Investment Advisory Fees—Note B
Basic Fee	62,621
Performance Adjustment	5,292
The Vanguard Group—Note C
Management and Administrative
Investor Shares	56,432
Admiral Shares	14,239
Marketing and Distribution
Investor Shares	6,408
Admiral Shares	3,173
Custodian Fees	405
Auditing Fees	31
Shareholders’ Reports
Investor Shares	572
Admiral Shares	170
Trustees’ Fees and Expenses	67
Total Expenses	149,410
Expenses Paid Indirectly—Note D	(1,771)
Net Expenses	147,639
Net Investment Income	1,147,263
Realized Net Gain (Loss)
Investment Securities Sold[2]	5,232,347
Futures Contracts	61,433
Realized Net Gain (Loss)	5,293,780
Change in Unrealized Appreciation (Depreciation)
Investment Securities	456,499
Futures Contracts	6,707
Change in Unrealized Appreciation (Depreciation)	463,206
Net Increase (Decrease) in Net Assets Resulting from Operations	6,904,249

1 Dividends are net of foreign withholding taxes of $3,967,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $106,822,000, $93,037,000, and $1,084,490,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,147,263	1,011,048
Realized Net Gain (Loss)	5,293,780	2,126,784
Change in Unrealized Appreciation (Depreciation)	463,206	3,639,947
Net Increase (Decrease) in Net Assets Resulting from Operations	6,904,249	6,777,779
Distributions
Net Investment Income
Investor Shares	(694,907)	(636,172)
Admiral Shares	(415,089)	(313,576)
Realized Capital Gain[1]
Investor Shares	(1,263,004)	(782,678)
Admiral Shares	(676,757)	(343,927)
Total Distributions	(3,049,757)	(2,076,353)
Capital Share Transactions—Note H
Investor Shares	560,388	(564,170)
Admiral Shares	2,932,482	2,396,256
Net Increase (Decrease) from Capital Share Transactions	3,492,870	1,832,086
Total Increase (Decrease)	7,347,362	6,533,512
Net Assets
Beginning of Period	46,724,261	40,190,749
End of Period[2]	54,071,623	46,724,261

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $134,373,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $325,087,000 and $287,820,000.

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.14	$31.61	$28.49	$24.61	$20.87
Investment Operations
Net Investment Income	.803	.760	.65	.56	.51
Net Realized and Unrealized Gain (Loss)
on Investments	4.145	4.368	3.10	3.87	3.75
Total from Investment Operations	4.948	5.128	3.75	4.43	4.26
Distributions
Dividends from Net Investment Income	(.790)	(.720)	(.63)	(.55)	(.52)
Distributions from Realized Capital Gains	(1.458)	(.878)	—	—	—
Total Distributions	(2.248)	(1.598)	(.63)	(.55)	(.52)
Net Asset Value, End of Period	$37.84	$35.14	$31.61	$28.49	$24.61

Total Return[1]	14.62%	16.85%	13.22%	18.15%	20.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,821	$30,790	$28,199	$26,232	$20,843
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.34%	0.35%	0.37%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.28%	2.14%	2.07%	2.31%
Portfolio Turnover Rate	51%	34%	28%	22%	29%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, and 0.03%.

Admiral Shares

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$62.41	$56.13	$50.59	$43.69	$37.05
Investment Operations
Net Investment Income	1.491	1.402	1.224	1.043	.95
Net Realized and Unrealized Gain (Loss)
on Investments	7.348	7.782	5.493	6.885	6.65
Total from Investment Operations	8.839	9.184	6.717	7.928	7.60
Distributions
Dividends from Net Investment Income	(1.481)	(1.346)	(1.177)	(1.028)	(.96)
Distributions from Realized Capital Gains	(2.588)	(1.558)	—	—	—
Total Distributions	(4.069)	(2.904)	(1.177)	(1.028)	(.96)
Net Asset Value, End of Period	$67.18	$62.41	$56.13	$50.59	$43.69

Total Return	14.71%	17.01%	13.34%	18.30%	20.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,250	$15,934	$11,992	$4,849	$3,412
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.23%	0.22%	0.26%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.39%	2.25%	2.17%	2.41%
Portfolio Turnover Rate	51%	34%	28%	22%	29%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; and beginning January 9, 2007, Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. In accordance with the advisory contract entered into with Lazard Asset Management LLC in January 2007, beginning in November 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,609,000 for the year ended October 31, 2007.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $5,292,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $4,527,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $1,725,000 and custodian fees by $46,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $387,469,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $1,126,360,000 of ordinary income and $4,196,065,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $41,227,962,000. Net unrealized appreciation of investment securities for tax purposes was $13,021,041,000, consisting of unrealized gains of $14,364,308,000 on securities that had risen in value since their purchase and $1,343,267,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	1,605	623,904	25,236
E-mini S&P 500 Index	39	3,032	35

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2007, the fund purchased $26,545,015,000 of investment securities and sold $25,048,681,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $47,288,000, for which the fund received cash collateral of $48,810,000.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,380,015	120,782	4,035,614	123,796
Issued in Lieu of Cash Distributions	1,911,239	54,285	1,378,672	43,697
Redeemed	(5,730,866)	(157,390)	(5,978,456)	(183,528)
Net Increase (Decrease)—Investor Shares	560,388	17,677	(564,170)	(16,035)
Admiral Shares
Issued	4,143,312	64,275	3,485,256	60,101
Issued in Lieu of Cash Distributions	1,020,200	16,296	605,081	10,803
Redeemed	(2,231,030)	(34,474)	(1,694,081)	(29,219)
Net Increase (Decrease)—Admiral Shares	2,932,482	46,097	2,396,256	41,685

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2006		Proceeds from		Oct. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Bear Stearns Co., Inc.	NA1	1,199,664	78,108	4,871	949,509
CenterPoint Energy Inc.	367,821	7,737	90,225	13,308	313,598
Cooper Industries, Inc. Class A	563,607	111,550	199,124	10,078	589,786
Hanson PLC ADR	558,114	—	864,048	12,229	—
Lyondell Chemical Co.	572,238	19,018	1,003,549	15,182	—
Massey Energy Co.	NA1	106,337	11,050	559	136,424
Service Corp. International	237,851	35,154	36,623	3,228	377,379
Sherwin-Williams Co.	544,105	19,263	58,448	10,931	551,879
SLM Corp.	NA1	237,906	—	8,880	998,877
Wyndham Worldwide Corp.	NA1	553,354	68,713	598	550,371
XL Capital Ltd. Class A	637,970	323,783	24,396	14,642	940,084
	3,481,706			94,506	5,407,907

1 At October 31, 2006, the issuer was not an affiliated company of the fund.

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,135,295,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

The fund distributed $1,137,112,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 54.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.62%	16.67%	8.92%
Returns After Taxes on Distributions	13.52	15.99	7.37
Returns After Taxes on Distributions and Sale of Fund Shares	10.69	14.51	6.98

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,033.61	$1.64
Admiral Shares	1,000.00	1,034.07	1.18
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.05	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 30 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
148 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
148 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
148 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
148 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®	>	www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor,
and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by
the fund’s current prospectus.	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2007: $57,000

Fiscal Year Ended October 31, 2006: $47,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2007: $2,835,320

Fiscal Year Ended October 31, 2006: $2,347,620

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2007: $630,400

Fiscal Year Ended October 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2007: $0

Fiscal Year Ended October 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: December 11, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.